                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
 Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934




                        Date of Report - October 27, 2003




                        DUALSTAR TECHNOLOGIES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                       0-25552                   13-3776834
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


          11-30 47th Avenue, Long Island City, New York, New York 11101
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (718) 340-6655

On October 27, 2003, DualStar Technologies Corporation (the "Company") exchanged with Madeleine, LLC, its senior lender ("Madeleine"), an affiliate of Blackacre Capital Management L.L.C. and Cerberus Capital Management L.P., certain assets and newly issued shares of common stock of the Company in consideration of the reduction to zero of the outstanding principal balance and accrued interest on the Company's note to Madeleine as described in Items 1 and 2 below. The Company had been in default under the terms of the note to Madeleine. As a result of the transactions, the Company no longer has any indebtedness to Madeleine.

ITEM 1. CHANGE IN CONTROL OF REGISTRANT

On October 27, 2003, pursuant to a Securities Purchase Agreement, the Company issued to its senior lender, Madeline, an aggregate of 7,659,899 shares of the Company's Common Stock, with a market value of $2,013,787 based on the average closing price of the common stock for the five business days immediately preceding the closing of the stock issuance. The issuance of such shares was in consideration of the reduction to zero of the Company's remaining indebtedness to Madeleine in the aggregate amount of $10,100,000 (principal plus accrued interest). The Company also granted certain registration rights to Madeleine. In connection with the transaction, certain officers and management employees surrendered options to purchase an aggregate of 2,248,000 shares of common stock and an affiliate of Madeleine terminated warrants to purchase 3,125,000 shares of common stock. New options may be granted to management, subject to shareholder approval. Madeleine currently owns approximately 31.7% of the total outstanding common stock of the Company.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On October 27, 2003, the Company through its wholly-owned subsidiary Property Control, Inc. sold and conveyed to an affiliate of its senior lender, Madeleine, certain real property in Long Island City, New York in consideration of the reduction of $3,000,000 of the Company's outstanding note to Madeleine. The consideration was determined by arms' length negotiations.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

On October 27, 2003, DualStar Technologies Corporation (the "Company") exchanged with Madeleine, LLC, its senior lender ("Madeleine"), certain assets and newly issued shares of common stock of the Company in consideration of the reduction to zero of the outstanding principal balance and accrued interest on the Company's note to Madeleine.

The following unaudited pro forma financial statements and notes thereto are being filed herewith to illustrate the effects of the exchange on the historical financial position and operating results of the Company:

        Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2003

        Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended June 30, 2003

The pro forma financial information represents, in the opinion of management, all adjustments necessary to present the Company's pro forma results of operations and financial position in accordance with Article 11 of the United States Securities and Exchange Commission ("SEC") Regulation S-X and are based upon available information and certain assumptions considered reasonable under the circumstances. The pro forma financial information also excludes the gain on sale discussed above, and any other non-recurring charges or credits attributable to the transaction.

The pro forma condensed consolidated financial statements should be read in conjunction with the Company's audited condensed consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K/A for the period ended June 30, 2003, filed on October 3, 2003. The pro forma information may not necessarily be indicative of what the Company's financial position or results of operations would have been had the transaction been in effect as of the and for the period presented, nor is such information necessarily indicative of the Company's results of operations or financial position for any future period or date.

               DUALSTAR TECHNOLOGIES CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                                   (UNAUDITED)


The following table shows the unaudited pro forma condensed consolidated balance sheet at June 30, 2003 as if the exchange had taken place on June 30, 2003.

                                                                      HISTORICAL                                PRO FORMA
                                                                       JUNE 30,             PRO FORMA           JUNE 30,
                                                                         2003              ADJUSTMENTS             2003
                                                                    ----------------------------------------------------------
                              ASSETS
Current assets:
  Cash and cash equivalents                                           $  3,055,255                            $   3,055,255
  Accounts receivable - net of allowance for doubtful accounts          17,067,241                               17,067,241
  Retainage receivable                                                   3,049,667                                3,049,667
  Costs and estimated earnings in excess of billings on
    uncompleted contracts                                                  768,409                                  768,409
  Assets held for sale                                                     483,756                                  483,756
  Prepaid expenses and other current assets                                220,823                                  220,823
                                                                    ----------------------------------------------------------
Total current assets                                                    24,645,151               -               24,645,151
Property and equipment - net of accumulated depreciation and
    amortization                                                         1,144,282    (A)    (1,066,295)             77,987
Other                                                                      431,363                                  431,363
                                                                    ----------------------------------------------------------
Total assets                                                          $ 26,220,796        $  (1,066,295)        $25,154,501
                                                                    ==========================================================

          LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Senior secured promissory note payable                              $ 16,827,583    (B) $ (16,827,583)      $        -
  Accounts payable                                                       5,466,501                                5,466,501
  Billings in excess of costs and estimated earnings on
    uncompleted contracts                                                2,788,820                                2,788,820
  Liabilities held for sale                                                 52,575                                   52,575
  Accrued expenses and other current liabilities                         4,521,913                                4,521,913
                                                                    ----------------------------------------------------------
Total current liabilities                                               29,657,392          (16,827,583)         12,829,809
                                                                    ----------------------------------------------------------
Total liabilities                                                       29,657,392          (16,827,583)         12,829,809
                                                                    ----------------------------------------------------------
  Commitments and contingencies
Shareholders' equity (deficit):
  Common stock                                                             165,016               76,599             241,615
  Additional paid-in capital                                            41,832,721            1,937,188          43,769,909
  Accumulated deficit                                                  (45,434,333)   (C)    13,747,501         (31,686,832)
                                                                    ----------------------------------------------------------
Total shareholders' equity (deficit)                                    (3,436,596)          15,761,288          12,324,692
                                                                    ----------------------------------------------------------
Total liabilities and shareholders' equity (deficit)                  $ 26,220,796        $  (1,066,295)      $  25,154,501
                                                                    ==========================================================


           SEE NOTES TO CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

               DUALSTAR TECHNOLOGIES CORPORATION AND SUBSIDIARIES
                         NOTES TO CONDENSED CONSOLIDATED
                             PRO FORMA BALANCE SHEET
                               AS OF JUNE 30, 2003
                                   (UNAUDITED)

NOTE A
------

$1,066,295 represents the net book value of real property sold and conveyed.

NOTE B
------

The $16,827,583 reduction of the senior secured promissory note payable is comprised of principal of $12,500,000, and related waived accrued interest of $4,327,583.

NOTE C
------

$13,747,501 is the gain recognized on the sales transaction.

               DUALSTAR TECHNOLOGIES CORPORATION AND SUBSIDIARIES
            CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                                   (UNAUDITED)

The following table shows the unaudited pro forma results of operations for the year ended June 30, 2003 as if the exchange had taken place on July 1, 2002.

                                                                          PRO FORMA
                                                     HISTORICAL          ADJUSTMENTS         PRO FORMA
                                                       NOTE A               NOTE B
                                                   -----------------------------------------------------
Revenues earned                                      $61,157,984                            $61,157,984
Costs of revenues earned, excluding depreciation
  and amortization                                    49,842,333                             49,842,333
                                                   -----------------------------------------------------

Gross profit                                          11,315,651                             11,315,651
                                                   -----------------------------------------------------
Operating expenses:
  General and administrative expenses, excluding
    depreciation and amortization                     10,898,732                             10,898,732
  Impairment of assets                                   808,075                                808,075
  Depreciation and amortization                          875,745           (222,654)            653,091
                                                   -----------------------------------------------------

Operating income (loss)                               (1,266,901)           222,654          (1,044,247)
                                                   -----------------------------------------------------
Other (income) expense:
  Interest income                                        (28,301)                               (28,301)
  Interest expense                                     1,870,592         (1,811,139)             59,453
  Net gain on disposition of assets                       (2,683)                                (2,683)
                                                   -----------------------------------------------------

Other expense - net                                    1,839,608         (1,811,139)             28,469
                                                   -----------------------------------------------------
Income (loss) before provision for income taxes       (3,106,509)         2,033,793          (1,072,716)
Provision (benefit) for income taxes                     (16,007)                               (16,007)
                                                   -----------------------------------------------------

Net income (loss) from operations                    $(3,090,502)         2,033,793         $(1,056,709)
                                                   =====================================================
Basic and diluted income (loss)
  per share                                               $(0.19)                                $(0.04)

Weighted average shares outstanding                   16,501,568                             24,161,467




     SEE NOTES TO CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS

               DUALSTAR TECHNOLOGIES CORPORATION AND SUBSIDIARIES
                         NOTES TO CONDENSED CONSOLIDATED
                       PRO FORMA STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2003
                                   (UNAUDITED)


NOTE A
------

Reflects DualStar Technologies Corporation and Subsidiaries' historical operating results for the year ended June 30, 2003.

NOTE B
------

Pro forma adjustments to record the effect of the exchange for the year ended June 30, 2003 Pro forma results were based on the specifically identifiable actual operating results where available, and allocations between the exchanged assets and the continuing business by management when an expense was for the benefit of both the disposed assets and the continuing business.

(c)      Exhibits

99.1 Securities Purchase Agreement, dated as of October 27, 2003, by and between the Company and Madeleine, L.L.C.

99.2 Bargain and Sale Deed with Covenant against Grantor's Acts, dated October 27, 2003, from Property Control, Inc. to 11-30 47TH Avenue Company, LLC

99.3 Registration Rights Agreement, dated as of October 27, 2003, by and between the Company and Madeleine, L.L.C.

99.4 Form of agreement to surrender options, dated June 25, 2003, executed by certain officers and management employees of the Company

99.5 Warrant Termination Agreement, dated as of October 27, 2003, by and between the Company and DSTR Warrant Co., LLC


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          DUALSTAR TECHNOLOGIES CORPORATION
                                                      (Registrant)



Dated: November 10, 2003                  By: /s/ Michael Giambra
                                              -------------------
                                              Michael Giambra
                                              Vice President and
                                              Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.
Regulation S-K
Item 601
Designation        Exhibit Description

99.1 Securities Purchase Agreement, dated as of October 27, 2003 by and between the Company and Madeleine, L.L.C.

99.2 Bargain and Sale Deed with Covenant against Grantor's Acts from Property Control, Inc. to 11-30 47TH Avenue Company, LLC

99.3 Registration Rights Agreement, dated as of October 27, 2003, by and between the Company and Madeleine, L.L.C.

99.4 Form of agreement to surrender options, dated June 25, 2003, executed by certain officers and management employees of the Company

99.5 Warrant Termination Agreement, dated as of October 27, 2003, by and between the Company and DSTR Warrant Co., LLC